SCHEDULE 14A
                    Information Required in Proxy Statement
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant                               /X/
Filed by a Party other than the Registrant                  /   /

Check the appropriate box:
/X /  Preliminary Proxy Statement
/   / Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))
/   / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                           OPPENHEIMER DISCOVERY FUND

               (Name of Registrant as Specified in its Charter)

                            KATHERINE P. FELD, ESQ.

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2)
      or Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party:  Katherine P. Feld, Esq.

(4)   Date Filed:  June 30, 2000

Bridget A. Macaskill
President and                                         OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com


                                                July 10, 2000

Dear Oppenheimer Discovery Fund Shareholder,

      We have scheduled a shareholder meeting on August 28, 2000 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

      To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of eleven Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the current fiscal year.

o     Approval of Elimination of Certain Fundamental Investment
   Restrictions. Your approval is requested to eliminate certain of the Fund's fundamental investment restrictions.

o Approval of Changes to Certain Fundamental Investment Restrictions. Your approval is requested to change certain of the Fund's fundamental investment restrictions.

o  Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

o Approval of Distribution and Service Plan for Class B Shares (Class B shareholders only). You are asked to approve the Fund's Class B 12b-1 Distribution and Service Plan.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,


                                          Bridget A. Macaskill
Enclosures


proxy\500letter

Oppenheimer Discovery Fund             Proxy for Shareholders Meeting To
                                       Be Held August 28, 2000

Your shareholder                       Your prompt response can save your
vote is important!                     Fund the expense of another mailing.
                                       Please mark your proxy on the reverse
                                       side, date and sign it, and return it
                                       promptly in the accompanying envelope,
                                       which requires no postage if mailed in
                                       the United States.

                 Please detach at perforation before mailing.

Oppenheimer Discovery Fund             Proxy For Shareholders Meeting To
                                       Be Held August 28, 2000

The undersigned shareholder of         Proxy solicited on behalf of the
Oppenheimer Discovery Fund             Board of Trustees, which
(the "Fund"), does hereby appoint      recommends a vote FOR the election
Robert Bishop, Allan Adams and         of all nominees for Trustee and FOR
Scott Farrar, and each of them,        each Proposal on the reverse side.
as attorneys-in fact and proxies       The shares represented hereby
of the undersigned, with full          will be voted as indicated on the
power of substitution, to attend       reverse side or FOR if no choice
the Meeting of Shareholders of         is indicated.
the Fund to be held August 28, 2000,
at 6803 South Tucson Way,
Englewood, Colorado 80112 at 11:00
A.M., Denver time, and at all
adjournments thereof, and to vote
the shares held in the name of the
undersigned on the record date for
said meeting for the election of
Trustees and on the proposals
specified on the reverse side.
Said attorneys-in-fact shall vote
in accordance with their best
judgment as to any other matter.

                                                                            OVER

Oppenheimer Discovery Fund         Proxy for Shareholders Meeting to be held
                                   August 28, 2000

Your shareholder                   Your  prompt  response  can save  your Fund
money.
vote is important!                 Please  vote,  sign  and  mail  your  proxy
                                   ballot   (this   card)   in  the   enclosed
                                   postage-paid  envelope today, no matter how
                                   many  shares  you own.  A  majority  of the
                                   Fund's  shares  must  be   represented   in
                                   person  or  by  proxy.   Please  vote  your
                                   proxy so your Fund can avoid the expense of another mailing.

                 Please detach at perforation before mailing.

1. Election of       A) L. Levy    G)  K. Randall     1.    /   /   For    all
nominees
   of Trustees       B) R. Galli   H) E. Regan        listed except as marked
      (Proposal No. 1)                 C) P. GriffithsI)   R. Reynolds  to
the contrary at left.
                     D) B. Lipstein    J)   D. Spiro  Instruction: To withhold
                     E) B. Macaskill   K) C. Yeutter  authority to vote for
                     F) E. Moynihan                               any
individual nominees,
                                                      line out that nominee's
                                                      name at left.
                                                      /       /       Withhold
authority to
                                                      vote for all nominees
                                                      listed at left.

2.  Ratification of selection                         /    /     For    /    /
Against  /   /   Abstain
    of KPMG LLP as
    independent auditors
    (Proposal No. 2)

3. Approval of the Elimination of Certain
   Fundamental Restrictions of the Fund
   (Proposal No. 3)

  a.    Limits    on    Investing    in    other    Investment
         Companies    /    /    For  /  / Against   /  /  Abstain
  b.   Purchasing   Securities   on  Margin   or   Engaging   in  Short   Sales
        /  /  For  /  / Against   /  /Abstain
  c.   Purchasing Securities of Issuers in which Officers or  Trustees
        Have an interest in
        /   / For  /   / Aainst    /  /Abstain
  d.  Investing  in  Unseasoned Issuers
      /   / For    / / Against  /   /  Abstain
  e.   Investing in a Company for the Purpose of Acquiring Control
       /   / For  /   /  Against   /   /  Abstain
  f.   Investing in Mineral-Related Programs or Leases
       /   / For  /   / Against   /   /  Abstain
  g.   Investments in  Rights and  Warrants
       /   / For  /   / Against   /   /  Abstain
  h.   Repurchase Agreements
       /  /  For  /   / Against   /   /  Abstain
  i.   Pledging of Assets
       / / For  /   / Against   /   /  Abstain


4. Approval of Changes to Certain
   Fundamental Restrictions of the Fund
   (Proposal No. 4)

  a.    Amend the Fund's investment restriction on foreign   securities   /  /
     For  /   / Against   /   /  Abstain
  b.   Amend the Fund's investment restriction on diversification    /   /
  For  /   / Against   /   /  Abstain
  c.  Amend the Fund's investment restrictions on hedging strategies  /  /  For
  /   / Against   /   /  Abstain
  d.  Amend the Fund's investment restriction      on      loans
  /   / For  /   / Against   /   /  Abstain


5. Authorization to permit the         /    /    For    /    /    Against    /
/Abstain
   Trustees to adopt an Amended
   and Restated Declaration of Trust
   (Proposal No. 5)

6. Approval of the Fund's  Class B                    /    /     For    /    /
Against  /    /Abstain
   12b-1 Distribution and Service Plan
   and Agreement (Class B shareholders only)
   (Proposal No. 6)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                        Dated:                                    , 2000
                        --------------------------------------
                        (Month)        (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------


                                        Please read both sides of this ballot.


proxy\500BALLOT

                           OPPENHEIMER DISCOVERY FUND

                Two World Trade Center, New York, NY 10048-0203

                 Notice Of Meeting of Shareholders To Be Held

                                 August 28, 2000

To The Shareholders of Oppenheimer Discovery Fund:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of Oppenheimer Discovery Fund (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:00 A.M., Denver time, on August 28, 2000.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2. To ratify the selection of KPMG LLP as the independent auditors for the Fund for the current fiscal year;

3.    To  approve   the   elimination   of  certain   fundamental   investment
         restrictions of the Fund;

4. To approve changes to certain fundamental investment restrictions of the Fund;

5.    To adopt an Amended & Restated Declaration of Trust;

6. To approve the Fund's Class B 12b-1 Distribution and Service Plan (only Class B shareholders may vote on this proposal); and

7. To transact such other business as may properly come before the meeting or any adjournments thereof.


Shareholders of record at the close of business on June 26, 2000, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
July ____, 2000



 PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER HOW
                              MANY SHARES YOU OWN.
500

                                TABLE OF CONTENTS

PROXY STATEMENT
                                                                            Page

Questions and Answers

Proposal 1: To Elect a Board of Trustees

Proposal 2: To ratify the selection of KPMG LLP as the
             independent auditors for the Fund for the current fiscal year

Introduction to Proposals 3 and 4

Proposal 3: To approve the elimination of certain fundamental investment restrictions of the Fund

Proposal 4: To approve changes to certain fundamental investment restrictions of the Fund.

Proposal 5: To authorize the Trustees to adopt an Amended and Restated
             Declaration of Trust

Proposal 6: To approve the Fund's Class B 12b-1 Distribution and Service Plan (only Class B shareholders may vote on this proposal)


Exhibits

      A:    Class B 12b-1 Distribution and Service Plan

      B:    Amended and Restated Declaration of Trust

                           OPPENHEIMER DISCOVERY FUND
                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is asking for my vote?

        A. The Trustees of Oppenheimer Discovery Fund (the "Fund") in connection with the Special Meeting of Shareholders to be held on August 28, 2000 (the "Meeting"), have asked that you vote on several matters.

Q.    Who is eligible to vote?

      A. Shareholders of record at the close of business on June 26, 2000 are entitled to vote at the Meeting or any adjourned meeting. Shareholders are entitled to cast one vote for each matter presented at the Meeting. The Notice of Meeting, proxy card and proxy statement were mailed to shareholders of record on or about July __, 2000.

Q.    On what matters am I being asked to vote?

      A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To ratify a selection  of KPMG LLP as the  independent  auditors for the
               Fund;

3.    To eliminate certain fundamental investment restrictions of the Fund;

4.    To amend certain fundamental investment restrictions of the Fund;

5.    To authorize  the Trustees to adopt an Amended and Restated  Declaration of Trust;

6.    To approve the Fund's Class B 12b-1  Distribution and Service Plan (only
               Class B shareholders may vote on this proposal; and

7. To grant the proxyholders authority to vote on any other business that may properly come before the Meeting or any adjournments thereof.


R.    How do the Trustees recommend that I vote?

      A.    The Trustees unanimously recommend that you vote:

1.    FOR election of all nominees as Trustees;

            2. FOR  ratification  of the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund;

            3. FOR  the   elimination  of  each  of  the  Fund's   fundamental
               investment restrictions proposed to be eliminated;

4.    FOR amendment of each of the Fund's fundamental investment  restrictions proposed for amendment;

5.    FOR  authorization  of the  Trustees  to adopt an Amended  and  Restated
               Declaration of Trust;

6.    FOR  approval  of the  Fund's  Amended  Class B 12b-1  Distribution  and
               Service Plan by Class B shareholders; and

            7. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof.

      Q.    How can I vote?

      A.    You can vote in two (2) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting

            Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How will my vote be recorded?

      A. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you simply sign and date the proxy card, but do not specify a vote for any of the proposals, your shares will be voted in favor of the Trustees' recommendations.

Q.    How can I revoke my proxy?

      A. You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

Q.    How can I get more information about the Fund?

       A. A copy of the Fund's most recent annual report and semi-annual report dated September 30, 1999 and March 31, 2000 respectively, have previously been mailed to Shareholders. If you would like to have copies sent to you free of charge, please call us toll free at
            1.800.525.7048 or write to the Fund at OppenheimerFunds Services P.O. Box 5270 Denver Colorado 80217-5270.

      Q Whom do I call if I have questions?

      A.    Please call us at 1.800.525.7048




THIS PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION
 NECESSARY TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY
                 QUESTIONS, PLEASE CALL US AT 1.800.525.7048.

                           OPPENHEIMER DISCOVERY FUND
                                 PROXY STATEMENT

                             Meeting of Shareholders
                           To Be Held August 28, 2000

This statement is furnished to the shareholders of Oppenheimer Discovery Fund (the "Fund"), in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 11:00 A.M., Denver time, on August 28, 2000, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July ____, 2000.

                              SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                           Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                                All

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To  ratify  the  selection  of  KPMG  LLP  as  the          All
     independent auditors for the Fund for the current fiscal year

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3    To approve the elimination of certain  fundamental          All
     investment restrictions to the Fund.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.  Limits  on  Investing   in  other   Investment          All
     Companies
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.  Purchasing  Securities  on Margin or  Engaging          All
     in Short
        Sales
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     c.    Purchasing  Securities  of  Issuers in which          All
        Officers
           or  Trustees Have An Interest.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     d.   Investing in Unseasoned Issuers                        All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     e.    Investing in a Company for the Purpose of             All
        Acquiring
           Control
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     f.    Investing in Mineral-Related Programs or              All
        Leases
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     g.    Investments in Rights and Warrants                    All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     h.   Repurchase Agreements                                  All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     i.    Pledging of Assets                                    All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4    To  approve  amendments  to four (4) of the Fund's          All
     fundamental investment restrictions:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.    To amend the Fund's  fundamental  investment          All
        restriction on foreign securities
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.    To amend the Fund's  fundamental  investment          All
        restriction
            on diversification
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Proposal                                           Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     c. To  amend  the  Fund's  fundamental  investment          All
        restrictions  on hedging  strategies
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     d. To  amend  the  Fund's  fundamental  investment          All
        restriction  on loans
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5    Authorize  the  Trustees  to adopt an Amended  and          All
     Restated Declaration of Trust
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6    Approve  the  Class  B  12b-1   Distribution   and  Class B Shareholders
     Service Plan                                                only
-------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES

           THE ROLE OF THE TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT
            OF THE FUND'S BUSINESS AND TO ENSURE THAT THE FUND IS
            OPERATED FOR THE BENEFIT OF SHAREHOLDERS. THE TRUSTEES
  MEET SIX TIMES PER YEAR AND REVIEW THE FUND'S INVESTMENT PERFORMANCE. THE TRUSTEES ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT
      ADVISER AND VARIOUS OTHER SERVICE PROVIDERS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.

      At the Meeting, eleven (11) Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.

      Each of the nominees (except for Mr. Griffiths) currently serves as a Trustee of the Fund. All of the nominees have consented to serve as Trustees if elected.

      Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Funds due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the New York-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of June 26, 2000, the Trustees and officers as a group beneficially owned 12,850.780 shares or less than 1% of the Fund's outstanding shares. All of the Trustees also own shares in various other funds in the OppenheimerFunds complex.

Name, Age, Address                     Fund Shares
And Five-Year Business Experience      Beneficially Owned as of June 26, 2000

Leon Levy (74)                             None
280 Park Avenue
New York, NY 10017
Trustee since 1959

Chairman of the Board of Trustees, General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).


Robert G. Galli (66)                    None
19750 Beach Road, Jupiter, FL 33469
Trustee since 1993

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.


Phillip A. Griffiths (61)                         None
97 Olden Lane, Princeton, N. J. 08540
Trustee since 1999

The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).


Benjamin Lipstein (77)                      355.973
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Trustee since 1974

Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Name, Age, Address                     Fund Shares
And Five-Year Business Experience      Beneficially Owned as of June 26, 2000


Bridget A. Macaskill (51) *#               4,440.630
Two World Trade Center, New York, New York 10048-0203
Trustee since 1995

President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarborView"), an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994) and Shareholder Financial Services, Inc. ("SFSI") (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October
1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July
1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

 * A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act. # Not a director of Oppenheimer Money Market Fund, Inc.

Elizabeth B. Moynihan (70)                                 41.451
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Trustee since 1992

Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum, and a member of the Trustees Council, Preservation League of New York State.


Kenneth A. Randall (73)                       None
6 Whittaker's Mill, Williamsburg, Virginia 23185
Trustee since 1980

A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Name, Age, Address                     Fund Shares
And Five-Year Business Experience      Beneficially Owned as of June 26, 2000


Edward V. Regan (69)                       52.293
40 Park Avenue, New York, New York 10016
Trustee since 1993

President of Baruch College, City University of New York; Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and
GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr. (68)                    None
8 Sound Shore Drive, Greenwich, Connecticut 06830
Trustee since 1989

Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.


Donald W. Spiro (74)                        7,724.048
399 Ski Trail, Smoke Rise, New Jersey 07405
Trustee since 1985

Vice Chairman and Trustee; formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).


Clayton K. Yeutter (69)                     None
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Trustee since 1993

Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

      The Trustees who are not affiliated with the investment adviser ("Nonaffiliated Trustees") are paid a fixed fee from the Fund for serving on the Board. Each of the current Trustees also serves as trustees or directors of other investment companies in the OppenheimerFunds complex. The Board has established an Audit Committee, which among other things, furnishes the Board with recommendations regarding the selection of the independent auditors (subject to shareholder ratification). The other functions of the Committee include (i) reviewing the methods, scope and results of audits and the fees charged; (ii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

      The Board of Trustees meets six (6) times per year. Nonaffiliated Trustees are paid a fixed fee and are reimbursed for expenses incurred in connection with attending such meetings. Each fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

      As indicated above, each of the Fund's Nonaffiliated Trustees also serve as directors or trustees of certain other investment companies in the OppenheimerFunds complex. The Trustees and the Fund's Manager believe that having the same individuals serving on the boards of many of the funds in the OppenheimerFunds complex enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can more effectively oversee the management of the funds.

      The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and prior to August 1, 1999, Mr. Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund during the Fund's fiscal year ended September 30, 1999, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee, Director or Managing General Partner during the calendar year ended December 31, 1999. Compensation is paid for services in the positions below their names:

-------------------------------------------------------------------------------
                                         Retirement          Total
Trustee's Name           Aggregate       Benefits            Compensation
And Other Positions      Compensation    Accrued as Part     from all
                         From Fund1      of Fund             New York-based
                                         Expenses            Oppenheimer
                                                               Funds (24 Funds)2
--------------------------------------------------------------------------------
Leon Levy                    $13,185           $1,789             $166,700
Chairman
--------------------------------------------------------------------------------
Robert G. Galli              $5,663             None              $176,2153
Study Committee Member
--------------------------------------------------------------------------------
Benjamin Lipstein            $11,902           $2,050             $144,100
Study Committee Chairman
Audit Committee Member
--------------------------------------------------------------------------------
Elizabeth B. Moynihan        $7,091             $151              $101,500
Study Committee Member
--------------------------------------------------------------------------------
Kenneth A. Randall           $7,468            $1,103              $93,100
Audit Committee Chairman
--------------------------------------------------------------------------------
Edward V. Regan              $6,295             None               $92,100
Proxy Committee
Chairman Audit
Committee Member
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.     $5,046             $335               $68,900
Proxy Committee Member

--------------------------------------------------------------------------------
Donald W. Spiro4              $-0-              $-0-               $10,250
--------------------------------------------------------------------------------
Clayton K. Yeutter           $4,7115            None               $68,900
Proxy Committee Member
--------------------------------------------------------------------------------

 1Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee or Director.
 2Total compensation for the 1999 calendar year includes compensation received for serving as Trustee of 10 other Oppenheimer funds.
 4Prior to August 1, 1999, Mr. Spiro was an Affiliated Trustee.
 5Includes $1,227 deferred under the Deferred Compensation Plan described below.

      The Board of Trustees has also adopted a Deferred Compensation Plan for Nonaffiliated Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of December 31, 1999, two Trustees of the New York-based Oppenheimer funds elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan will not materially affect the Fund's assets, liabilities or net income per share. The Plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

      The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended September 30, 1999. [Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served.] The Trustees have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Regan and Lipstein, none of whom is an "interested person," as defined in the 1940 Act, of the Manager or the Fund. The Committee met six times during the fiscal year ended September 30, 1999. The Board of Trustees does not have a standing nominating or compensation committee.

      Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Bishop, Zack and Farrar serve in a similar capacity with other funds in the OppenheimerFunds complex. All officers serve at the pleasure of the Board.

Name, Age, Address and Five-Year Business Experience

Jayne M. Stevlingson, Vice President and Portfolio Manager since August 1999;
Age: 40. Two World Trade Center, New York, New York 10048-0203

Vice President of the Manager (since August 9, 1999); formerly a small-cap growth fund portfolio manager with Morgan Stanley Dean Witter Advisors, Inc. (October 1992- July 1999); prior to which she was a senior equity analyst with Bankers Trust Corporation (December 1989 - September 1992).

Andrew J. Donohue, Secretary since 1996; Age: 49
Two World Trade Center, New York, NY 10048

Executive Vice President, General Counsel and a director of the Manager, Oppenheimer Funds Distributor Inc. ("the Distributor"), HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; President and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; General Counsel and Secretary of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. ("OFIL") and Oppenheimer Millennium Funds plc; an officer of other investment companies in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer since April 1999; Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; an officer of other investment companies in the OppenheimerFunds complex; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).

Robert G. Zack, Assistant Secretary since 1988; Age: 51
Two World Trade Center, New York, NY 10048

Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; Assistant Secretary of Oppenheimer Millennium Funds plc and OFIL; an officer of other investment companies in the OppenheimerFunds complex.

Robert J. Bishop, Assistant Treasurer since 1994; Age: 41
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting; an officer of other investment companies in the OppenheimerFunds complex; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer since 1994; Age: 34
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting; Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other investment companies in the OppenheimerFunds complex; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.


PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held December 8, 1999 selected KPMG LLP ("KPMG") as independent auditors of the Fund for the fiscal year beginning October 1, 1999. KPMG also serves as independent auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as independent auditors. Representatives of KPMG are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.


THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE FUND.

PROPOSALS 3 and 4: APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL  POLICIES OF THE
FUND

Introduction to Proposals 3 and 4

      The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval. The Fund has adopted certain fundamental investment policies that are set forth in its Statement of Additional Information, which cannot be changed without the requisite shareholder approval described below under "Further Information about Voting at the Meeting." Policies that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without shareholder approval.

      After the Fund was established in 1986, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. A number of the fundamental policies that the Fund has adopted in the past also reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Fund's investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental policies are considered by Fund management to be unnecessary or unwarranted. In addition, other fundamental policies reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental policies. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. This will result in the Fund having a list of fundamental investment restrictions that are standardized with those of the other funds in the OppenheimerFunds complex. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

      By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that have become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

      The recommended changes are specified below. Shareholders are requested to vote on each Sub-Proposal in Proposal No. 3 and on each Sub-Proposal in Proposal 4 separately. If approved, the effective date of these Proposals may be delayed until the Fund's updated Prospectus and/or Statement of Additional Information can reflect the changes.

PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

A.  Limits on Investing in Other Investment Companies

The Fund currently is subject to a fundamental investment limitation concerning its investments in other investment companies. It is proposed that this current fundamental policy prohibiting the Fund's investments in other open-end investment companies and limiting the Fund's investments in closed-end investment companies and small business investment companies to no more than 5% of its net assets be eliminated. The current fundamental investment policy is set forth below.

                               Current

            The Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies. The Fund cannot make any such investment at commission rates in excess of normal brokerage commissions.

The existing  policy is not  required to be a  fundamental  investment  policy under the 1940
      Act, and is more restrictive than the requirements of the 1940 Act. Elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law, regulation and exemptions, subject to the approval by the Board of Trustees.

If this  proposed  change  is  approved  by  shareholders,  the Fund  would be permitted,
subject to Board approval,  to invest all its assets in one or more investment companies
advised  by the  Manager  or a  subsidiary.  Other  than  the  possibility  of adopting this "fund
of funds"  structure,  which the Manager is not  proposing  at this time,  the
        Fund currently
has no plan to engage in significant purchases of shares of other investment companies.

The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective and to conform the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The Board believes that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.


B.  Purchasing Securities on Margin or Engaging in Short Sales.

      The Fund currently is subject to a fundamental investment restriction concerning its ability to purchase securities on margin or engage in short sales. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that this current fundamental restriction prohibiting purchases of securities on margin or engaging in short sales be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

           The Fund cannot purchase securities on margin. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies. The Fund cannot make short sales of securities except "short sales against the box."

      Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment restriction prohibits it from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the U.S. Securities and Exchange Commission ("SEC") allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2%-5% of the value of the underlying contract and are marked-to-market on a daily basis.

      In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," which is permitted under the 1940 Act, an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      Elimination of this fundamental investment restriction is unlikely to affect the management of the Fund. The 1940 Act prohibitions on margin, and on short sales other than short sales against-the-box, will continue to apply to the Fund. Accordingly, the Fund will be able to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. Elimination of this restriction would not affect the Fund's ability to purchase securities on margin.


C. Purchasing Securities of Issuers in which Officers or Trustees Have An Interest.

      The Fund is currently subject to a fundamental investment restriction concerning purchasing the securities of an issuer if the officers and trustees of the Fund or the Manager individually own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

           The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.


D.  Investing in Unseasoned Issuers.

      The Fund is currently subject to a fundamental investment restriction concerning its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                                     Current

           The Fund may invest no more than 20% of its total assets in securities of issuers (including their predecessors) that have been in operation less than three years.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.


E.  Investing in a Company for the Purpose of Acquiring Control

      The Fund currently is subject to a fundamental investment restriction concerning its investment in portfolio companies for the purpose of acquiring control. It is proposed that the current fundamental investment restriction be eliminated. Although the Fund has no intention of investing for the purpose of acquiring control of a company, it believes that this restriction is unnecessary and may, in fact, reduces possible investment opportunities. The current fundamental investment restriction is set forth below.

                              Current

                  The Fund cannot invest in companies for the purpose of acquiring control or management of them.

      Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising control or management. A Fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.


F.  Investing in Mineral-Related Programs or Leases

      The Fund currently is subject to a fundamental investment restriction concerning its investment in mineral-related programs. It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                              Current

            The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

G.  Investments in Rights and Warrants

      The Fund currently is subject to a fundamental investment restriction limitation concerning its ability to invest in rights and warrants. It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                      Current

      The Fund can invest up to 5% of its total assets in warrants or rights.

This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.


H.  Repurchase Agreements

            The Fund currently is subject to a fundamental investment restriction regarding its investments in repurchase agreements maturing in more than seven (7) days. It is proposed that the current fundamental investment restriction be eliminated. The Fund believes that this restriction is unnecessary and may, in fact, reduces possible investment opportunities. The current fundamental investment restriction is set forth below.

                                               C urrent

      The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund remains subject to its non-fundamental investment restriction that it will not invest more than 10% of its net assets in illiquid or restricted securities. Repurchase agreements maturing in more than seven (7) days are generally considered to be illiquid securities.


I.  Pledging of Assets.

      The Fund is currently subject to a fundamental investment restriction concerning the pledging of its assets. It is proposed that this current fundamental investment restriction be eliminated. The current fundamental investment restriction is set forth below.

                              Current
           The Fund cannot pledge mortgage, hypothecate or pledge any of its assets. However, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of hedging instruments permitted by any of its other policies.

      The existing restriction is not required to be fundamental under the 1940 Act, and therefore, the Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objectives. The 1940 Act prohibitions on borrowing (as reflected in the Fund's non-fundamental policy on borrowing) would continue to apply, whereby the Fund may borrow from banks - and invest the borrowed funds in portfolio securities - provided that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). Therefore, the Fund will be able to pledge its assets for borrowing money and for other purposes in compliance with the 1940 Act and any rule or exemptive order granted by the SEC.





THE  BOARD  OF  TRUSTEES   UNANIMOUSLY   RECOMMENDS   THAT  YOU  APPROVE  EACH
SUB-PROPOSAL OF THIS PROPOSAL NO. 3


PROPOSAL  4:  TO  APPROVE   AMENDMENTS  TO  CERTAIN   FUNDAMENTAL   INVESTMENT
RESTRICTIONS OF THE FUND

A.  Foreign Securities

        The Fund currently is subject to a fundamental investment restriction that limits its ability to purchase foreign securities. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval as described below under "Further Information About Voting and the Meeting." The Board proposes that the Fund's policy on purchasing foreign securities be changed to a non-fundamental policy that would permit the Fund to invest in foreign unregistered offerings, including those offerings where the issuer commits to file a registration statement within a short period and where the issuer may already have publicly-traded stock outstanding.

      The existing policy is not required to be a fundamental investment policy under the 1940 Act and the Board recommends that shareholders delete this fundamental investment restriction and replace it with the non-fundamental policy stated below. A non-fundamental policy may be changed by the Trustees without shareholder approval. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective and to conform the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The Board believes that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

      The current fundamental investment policy and the proposed non-fundamental investment policy are set forth below.

            Current                                   Proposed
            -------                                   --------
The  Fund can  purchase  foreign          The Fund may buy  securities  or
securities   only  if  they  are          other   instruments   issued  by
traded on a domestic  or foreign          companies,  governments or other
securities      exchange      or          entities    in   any    country,
represented      by     American          including      developed     and
Depository  Receipts listed on a          emerging countries or markets.
domestic  securities exchange or
traded      in     the      U.S.
over-the-counter market.


      The Fund would retain its non-fundamental operating policy that it does not intend to invest more than 25% of its total assets in foreign securities.

B.  Diversification

        Under the 1940 Act, a fund's policy regarding diversification must be fundamental. Currently, the Fund's policy with respect to diversification applies to 100% of the Fund's total assets. Specifically, the Fund cannot buy securities of any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. The Board proposes that the Fund's policy with respect to diversification be amended to apply to 75% of the Fund's total assets. This change would be consistent with the requirements of the 1940 Act and would promote the standardization of fundamental investment restrictions among all the funds in the OppenheimerFunds complex.

      As amended, the policy on diversification for the Fund would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act of that Fund. The current and proposed fundamental investment policies are set forth below.


            Current                                   Proposed
            -------                                   --------
The Fund cannot buy  securities            The Fund cannot buy  securities
of any one  issuer if more than            or other instruments  issued or
5% of its  total  assets  would            guaranteed  by any  one  issuer
be  invested in  securities  of            if more  than  5% of its  total
that  issuer  or  if  it  would            assets  would  be  invested  in
then own  more  than 10% of the            securities       or       other
issuer's   voting   securities.            instruments  of that  issuer or
The  limit  does  not  apply to            if it would  then own more than
securities  issued  by the U.S.            10%  of  that  issuer's  voting
government   or   any   of  its            securities.   This   limitation
agencies or instrumentalities.             applies  to 75%  of the  Fund's
                                           total  assets.  The limit  does
                                           not apply to securities  issued
                                           by the U.S.  government  or any
                                           of     its      agencies     or
                                           instrumentalities.


C.  Hedging Strategies

      The Fund currently is subject to several fundamental investment restriction limitations concerning hedging strategies. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval as described below under "Further Information About Voting and the Meeting." The Board proposes that several of the Fund's fundamental policies with respect to various hedging strategies be changed to non-fundamental policies and amended as indicated below.

      The current fundamental investment policies and proposed non-fundamental investment policies are set forth below.



              Current                           Proposed

The   |_|   Fund    cannot    write     |_|   The Fund can write  (that is,
   calls other than  covered  calls        sell)    covered    calls    on
   listed   on  a   securities   or        securities,      indices     or
   commodities  exchange  or quoted        futures.  A call is  covered if
   on  NASDAQ,  or calls on futures        the  Fund  owns  the   security
   contracts  that are  covered  by        subject  to the call  while the
   other   futures   contracts   or        call is  outstanding,  or,  for
   segregated liquid assets.               certain  types  of  calls,  the
                                           call may be covered by segregating
                                           liquid assets to enable the Fund to
                                           satisfy its obligation if the call is
                                           exercised. Up to 25% of the Fund's
                                           total assets may be subject to calls
                                           the Fund writes.

|_|   The  Fund   cannot   invest  in   |_|   The  Fund  cannot  invest  in
   commodities                              physical     commodities     or
      or  commodity  contracts  other       commodity  contracts;  however,
than the                                    the Fund may:  (1) buy and sell
      hedging  instruments  permitted       hedging  instruments  permitted
by its                                      by any of its other  investment
      other   fundamental   policies,       policies,  and (2) buy and sell
even if a                                   options,  futures,   securities
      hedging      instrument      is       or  other  instruments   backed
considered to be                            by,  or the  investment  return
      a  commodity   or  a  commodity       from   which   is   linked   to
contract.                                   changes   in  the   price   of,
                                            physical commodities.

|_|   The  Fund   cannot   buy  calls   |_|   The  Fund  can buy  calls  on
    unless  (1)  the  investment  to        securities,  on indices,  or on
    which  the  calls   relate   are        futures    permitted   by   the
    securities,  broadly-based stock        Fund's     other     investment
    indices or stock  index  futures        policies.   The  Fund  can  buy
    on broadly-based  stock indices,        and  sell   futures   contracts
    or (2) the calls  are  purchased        that   relate   to  (1)   stock
    to effect  closing  transactions        indices  (these are referred to
    to terminate an  obligation  the        as "stock index futures"),  (2)
    Fund  has  under a call the Fund        securities  indices  (these are
    previously wrote.                       referred   to   as   "financial
                                            futures"), (3) debt securities
                                            (these are referred to as "interest
                                            rate futures"), (4) foreign
                                            currencies (these are referred to as
                                            "forward contracts"), and (5)
                                            commodities (these are referred to
                                            as "commodity futures").

|_|                                         The Fund cannot write puts. |_| The
                                            Fund can write (that is, sell) puts.
                                               The Fund will not  write  puts
                                        if, as
                                                a  result,  more  than 50% of
                                       the
                                                Fund's  net  assets  would be
                                        required
                                                to  be  segregated  to  cover
                                        such
                                                put options.



|_| The Fund cannot buy puts other |_| The Fund can buy puts on than securities,
    on indices, or on puts on (1) securities it owns, (2) futures stock index futures, or (3) broadly that are permitted by the based stock indices. Fund's other
      Puts may be purchased only to           investment policies.
      protect  against  the  decline in
value of
      the Fund's entire portfolio or a
      specific  security or stock index
future
      the  Fund  owns.  After  buying a
put, the
      value   of  all  put   and   call
options held
      by the Fund  must not  exceed  5%
of the
      Fund's total assets  (measured at
the time
      of purchase).

|_|   The  Fund can buy a call or put   |_|  The  Fund  can buy a put or call
    only if                             only
      after  the  purchase,  the value        if,  after  the  purchase,  the
of all call                             value of all
      and  put  options  held  by  the        call  and put  options  held by
Fund will                               the Fund
      not  exceed  5%  of  the  Fund's        will  not   exceed  5%  of  the
total                                   Fund's
      assets.                                 total assets.

The  |_|  The  Fund   limits   the  sum The   |_|   The   Fund   limits   the
of all                                  sum of all margin
                  margin   deposits  on                    deposits        on
futures and                             futures and premiums
                  premiums    paid   on                    paid  on   related
related options                         options to 5% of the
                  to 5% of  the  Fund's                    Fund's       total
total assets.                           assets.


    The existing policies are not required to be fundamental investment policies under the 1940 Act. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective and to conform the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The proposed non-fundamental hedging policies are substantially similar to the Fund's current fundamental policies with the exception of (1) expanding the types of futures that may be traded, (2) permitting options on sector indices as well as on broadly-based indices, and
(3) removing the prohibition on writing puts.

    Regarding futures, a futures contract obligates the seller to deliver (and the purchaser to take) cash or a specific type of security to settle the futures transaction. Participants in the futures market may decide, however, to enter into offsetting transactions rather than making or taking delivery.

    If the Fund is permitted to trade options on sector indices, this may enable the Fund to better hedge industry sector risks within its portfolio. If the Fund is permitted to write puts, the put must be covered by segregated liquid assets. When a fund writes a put, it receives a premium. That premium represents a profit, as long as the price of the underlying instrument remains equal to or above the exercise price of the put. The fund also assumes the obligation during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even if the value of the underlying instrument falls below the exercise price. If a put written by a fund expires, the fund realizes a gain in the amount of the premium less the transaction costs incurred.

    The Board believes that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.


D.  Loans

      Under the 1940 Act, a fund's restriction regarding lending must be fundamental. Under its current restriction, the Fund may invest in debt securities and may enter into repurchase agreements, which may be considered a loan, and is permitted to lend its portfolio securities.

      It is proposed that the current fundamental restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex). Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated investment companies. As amended, the restriction on lending for the Fund would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act of the Fund. The current and proposed fundamental investment restrictions are set forth below.

               Current                               Proposed

The Fund cannot lend money. The Fund cannot make loans except However, it can invest in (a) through lending of securities publicly-distributed debt securities in an amount not to exceed 25% of that the Fund's investment policies its total assets, (b) through the and purchase of debt securities or restrictions permit it to purchase. similar evidences of indebtedness, The Fund may also lend its
(c) through an interfund lending portfolio securities (in an amount program (if applicable) with other not affiliated funds, provided that no to exceed 25% of the its total such loan may be made if, as a assets) result, the aggregate of such loans and may enter into repurchase would exceed 33-1/3% of the value agreements. of its total assets (taken at market value at the time of such
                                      loans), and (d) through repurchase
                                      agreements.


      The reason for lending money to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances; the Fund may not make interfund loans in excess of 7.5% of its net assets; an interfund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets; an interfund loan may not be outstanding for more than seven days; each interfund loan may be called on one business day's notice; and the Manager will provide the Trustees reports on all inter-fund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the lending fund is subject to credit risks if the borrowing fund fails to repay the loan. The Trustees believe that the risk is minimal.


THE  BOARD  OF  TRUSTEES   UNANIMOUSLY   RECOMMENDS   THAT  YOU  APPROVE  EACH
SUB-PROPOSAL OF PROPOSAL NO. 4


PROPOSAL 5: TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST

The Board of Trustees has approved and recommends that the shareholders of the Fund authorize them to adopt and execute the Amended and Restated Declaration of Trust for the Fund in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the Fund's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, such as the Fund, and going forward, will be used as the standard Declaration of Trust for all new OppenheimerFunds Massachusetts business trusts.

Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On April 13, 2000, the Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the Fund's shareholders for their approval at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit 1 to this Proxy Statement.

Significant Changes Effected by the New Declaration of Trust.

Reorganization of the Trust or Its Series or Classes. The New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize the Trust or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Trust or any of its series. Currently, the Fund is the sole series of the Trust.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trust or a series of the Trust to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the Trust or a series of the Trust to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the Trust or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust operates under the most appropriate form of organization.

Before allowing a trust or a series reorganization to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any transaction.

The New Declaration of Trust does not give the Trustees the authority to merge a series with another operating mutual fund or sell all of a series' assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

Termination of the Trust or its Series or Classes. Under the Current Declaration of Trust, the Amended and Restated Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to terminate the Trust or any of its series or classes of shares without shareholder approval.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate the Trust or a series or class of shares. For example, a series may have insufficient assets to invest effectively or a series or a class of shares may have excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the series or class of shares is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the series' or classes' termination may, however, make it more difficult to complete the series' or classes' liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit the series' or classes' termination without incurring the costs and delays of a shareholder meeting.

As discussed above, before allowing the Trust or a series or class to terminate without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law, and shareholders' receipt of written notification of the transaction.

Future Amendments of the Declaration of Trust. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment affecting the shareholders' rights to indemnification, and on any amendment affecting the shareholders' rights to vote on the merger or sale of the trusts, series, or classes' assets to an operating mutual fund. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

   Other Changes Effected by the Amended and Restated Declaration of Trust
   -----------------------------------------------------------------------

       In addition to the significant changes described above, the Amended and Restated Declaration of Trust modifies the current Declaration of Trust in a number of important ways, including, but not limited to, the following:

a. The Amended and Restated Declaration of Trust clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

b. As a general matter, the Amended and Restated Declaration of Trust modifies the current Declaration of Trust to incorporate appropriate references to classes of shares.

c. The Amended and Restated Declaration of Trust modifies the current Declaration of Trust by changing the par value of the Trust's shares from no par value to $0.001 par value.

d. The Amended and Restated Declaration of Trust modifies the current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.    The Amended  and  Restated  Declaration  of Trust  modifies  the current
               Declaration of Trust so that all Shares of all Series vote together on issues to be voted on unless (i) separate Series or Class voting is otherwise required by the 1940 Act or the instrument establishing such Shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) unless the issue to be voted on affects only particular Series or Classes, in which case only Series or Classes so affected will be entitled to vote.

f.    The Amended and Restated  Declaration  of Trust  clarifies  that proxies may be voted pursuant to any computerized, telephonic or mechanical data gathering device, that Shareholders receive one vote per Share and a proportional fractional vote for each fractional share, and that, at a meeting, Shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The  Amended  and  Restated   Declaration  of  Trust  clarifies  various
               existing trustee powers. For example, the Amended and Restated Declaration of Trust clarifies that the Trustees may appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; to retain one or more transfer agents and employ sub-agents; delegate authority to investment advisers and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Trust; and operate and carry on the business of an investment company. The Amended and Restated Declaration of Trust clarifies or adds to the list of trustee powers. For example, the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited partnerships and other combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans.

h.    The Amended and Restated Declaration of Trust clarifies that the Trust may redeem shares of a class or series held by a shareholder for any reason, including but not limited to reimbursing the Trust or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax identification number; and failure to maintain a minimum account balance as established by the Trustees from time to time.

i. The Amended and Restated Declaration of Trust clarifies that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly disclaims shareholder and trustee liability for the acts and obligations of the trust.

j. The Amended and Restated Declaration of Trust clarifies that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the trust nor shall a trustee be responsible for the act or omission of any other trustee.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL


PROPOSAL 6: APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

      Class B shares were first offered to the public on April 4, 1994. In connection with the initial public offering of these shares, the Fund adopted a Distribution and Service Plan and Agreement (the "Distribution and Service Plan") for Class B shares pursuant to Rule 12b-1 of the 1940 Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class B shares, approved the Distribution and Service Plan for the Class B shares of the Fund dated April 1, 1994.

      At a meeting of the Board of Trustees held April 13, 2000, the Manager proposed the adoption of a new Distribution and Service Plan (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

      Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.

      Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

      Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to reimburse the Distributor for its expenses in rendering other services in connection with the distribution of the Fund's Class B shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (I) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration expenses; and (v) any services rendered by the Distributor that a Recipient may render as described above.

      The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include:
(i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B Shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance for Class B Shares, and (iv) paying certain other distribution expenses.

      Other distribution assistance rendered by the Distributor and Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request. The Proposed Plan further provides that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B Shares acquired (i) by purchase,
(ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

      Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund.

      The Proposed and Current Plans contain a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

      Additional Information. Both Plans have the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended September 30, 1999 were $2,569,116 (1.00% of the Fund's average net assets represented by Class B Shares during that period), of which the Distributor retained $2,051,837 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

      If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 2000 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class B shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the non-interested Trustees.

      Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the non-interested Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the non-interested Trustees.

      Under either Plan, the Board of Trustees may determine that no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

      The Distributor identified two main difficulties with the Current Plan. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

      The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds. Frequently, a shareholder will enter into a number of exchanges.

      The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses among the funds as exchanges occur. Under a reimbursement type plan, accurate recording of such expenses may be important so that one Fund is not burdened with expenses for which it no longer has the assets.

      It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

      The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer funds and in reorganization with another mutual fund.

      The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the Oppenheimer Funds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the proposed Plan will remain subject to the limits imposed on asset-based sales charges by the NASD.

      The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also discussed.

      The level of annual payments by the Fund under the Proposed Plan will not increase over the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.

      The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made. The Distributor will provide more extensive annual reports to the Board which set forth the Distributor's allocated expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemption's and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

      Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

      The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.



                           INFORMATION ABOUT THE FUND

      The SEC requires that the following information be provided to the Fund's shareholders even though not directly related to the proposals you are being asked to consider.

Fund Information. As of June 26, 2000 the Fund had 27,996,857.416 shares outstanding, consisting of 19,054,451.685 Class A, 6,563,233.006 Class B, 1,064,781.060 Class C shares and 1,314,391.665 Class Y Shares. Each share has voting rights as stated in this Proxy Statement and entitled to one vote for each share (and a fractional vote for a fractional share).

      Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of June 26, 2000, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares except the following:

      Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246, which owned 1,738,659.927 Class A shares (9.11% of the Class A shares then outstanding), for the benefit of its customers.

      American Express Trust Co., FBO American Express Trust, Retirement Service Plans, P.O. Box 534, Minneapolis, Minnesota 55440-0534, which owned 1,089,260.553 Class A shares (5.71% of the Class A shares then outstanding).

      Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246, which owned 69,485.764 Class C shares (6.51% of the Class C shares then outstanding), for the benefit of its customers.

      MassMutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, which owned 1,313,691.277 Class Y shares (99.94% of the Class Y shares then outstanding).

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of each Fund's business, pursuant to its investment advisory agreement with that Fund. OppenheimerFunds Distributor, Inc., a wholly owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Funds' shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds on an "at cost" basis, for which it was paid $3,741,542 by the Fund during the fiscal year ended September 30, 1999.

      The Manager (including subsidiaries and affiliates) currently manages investment companies, including other Oppenheimer funds, with assets of more than $125 billion as of March 31, 2000, and with more than 5 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

      The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 1999, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 8,667,670 shares of Class B voting stock, and (iii) 15,022,072 shares of Class C non-voting stock. This collectively represented 89.5% of the outstanding common stock and 85% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (I) 3,660,540 shares of the Class B voting stock, representing 7.2% of the outstanding common stock and 10.3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 5,170,889 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a Trustee of the Fund.

      Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period October 1, 1998 to September 30, 1999, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Spiro who sold 30,000 shares of Class B OAC common stock to Mass Mutual for a cash payment of $9,399,000, Mr. Swain who exercised 80,000 options to Mass Mutual for a cash payment of $2,621,900, Ms. Macaskill who exercised 434,873 options to Mass Mutual for a cash payment of $14,770,051 and Mr. Bowen who sold 11,420 shares of Class B OAC common stock to Mass Mutual and exercised 65,880 options to Mass Mutual for a cash payment of $2,335,909.

      The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; O. Leonard Darling, Executive Vice President and Chief Investment Officer; Andrew J.
Donohue,  Executive Vice  President,  General  Counsel and a director;  George
Batejan,  Executive  Vice  President  and  Chief  Information  Officer,  Craig
Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; Charles Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Andrew J. Mika, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Christian D. Smith, Arthur Steinmetz, John Stoma, Jerry
A. Webman, William L. Wilby, Kurt Wolfgruber, Donna Winn, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents; and Barbara Hennigar, Chairman of OppenheimerFunds Services, a division of the Manager. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report and most recent Semi-Annual Report to Shareholders of the Fund, including audited financial statements of the Fund for the fiscal year ended September 30, 1999 and unaudited financial statements of the Fund for the six months ended March 31, 2000, respectively, have previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report or Semi-Annual Report by writing the Fund at the address above or calling the Fund at 1.800.525.7048.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, proxies may be solicited by officers or employees of the Fund's transfer agent or by officers or employees of the Fund's investment adviser, personally or by telephone or telegraph; without extra compensation. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $3,000 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Voting By Broker-Dealers. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposals 1 and 2 require a majority vote of the outstanding shares present at the meeting. Proposal 6 requires the affirmative vote of a majority of the outstanding Class B shares. Approval of Proposals 3 through 5 requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

You may revoke your previously granted proxy at any time before it is exercised
(1) by delivering a written notice to the Fund expressly revoking your proxy,
(2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your votes in person.

Shareholder Proposals. The Funds are not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (I) with a value of at least $2,000 or
(ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                  OTHER MATTERS

      Management of the Fund knows of no business other than the Proposals specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

      The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 6 and is not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

      In the event sufficient votes in favor of the Proposal set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

                                    By Order of the Board of Trustees,


                                    Andrew J. Donohue, Secretary
                                    July __, 2000


proxy\500_2000august28

                  AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           OPPENHEIMER DISCOVERY FUND


      This DECLARATION OF TRUST, made as of the 15th of July, 1985, by and among the individuals executing this Declaration of Trust as the Trustees, and amended and restated this 29th day of June, 2000.

      WHEREAS, the Trustees wish to establish a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust in trust as herein set forth below.

      ARTICLE FIRST - NAME
      -------------   ----

      This Trust shall be known as OPPENHEIMER DISCOVERY FUND. The address of Oppenheimer Discovery Fund is Two World Trade Center, New York, NY 10048. The Registered Agent for Service is Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111,
Attention:  Stephen Kuhn, Esq.

      ARTICLE SECOND - DEFINITIONS
      --------------   -----------

      Whenever used herein, unless otherwise required by the context or specifically provided:

      1. All terms used in this Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

      2. "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

      3. "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

      4. "By-Laws" means the By-Laws of the Trust as amended from time to time.

      5. "Class" means a class of a series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      6.    "Commission" means the Securities and Exchange Commission.

7. "Declaration of Trust" shall mean this Amended and Restated Declaration of Trust as it may be amended or restated from time to time.

8. "Majority Vote of Shareholders" shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class thereof, as the case may be, may be voted, the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act or the rules and regulations of the Commission thereunder) of the Trust or such Series or Class, as the case may be.

      9. "Net asset value" means, with respect to any Share of any Series, (i) in the case of a Share of a Series whose Shares are not divided into Classes, the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that Series outstanding, and (ii) in the case of a Share of a Class of Shares of a Series whose Shares are divided into Classes, the quotient obtained by dividing the value of the net assets of that Series allocable to such Class (being the value of the assets belonging to that Series allocable to such Class less the liabilities belonging to such Class) by the total number of Shares of such Class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

      10. "Series" refers to series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      11.   "Shareholder" means a record owner of Shares of the Trust.

      12. "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of the Trust (as the context may require) shall be divided from time to time and includes fractions of Shares as well as whole Shares.

      13. "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

      14. "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST
      -------------   ----------------

      The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

      1. To hold, invest or reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, lend, pledge, mortgage, write options on, lease, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any persons, firms, associations, corporations, syndicates, business trusts, partnerships, investment companies, combinations, organizations, governments, or subdivisions thereof) and in financial instruments (whether they are considered as securities or commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.

      2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

      3. To issue and sell its Shares in such Series and Classes and amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

      4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, redeem or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may have been established and designated from time to time, all without the vote or consent of the Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5. To conduct its business in all its branches at one or more offices in New York, Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

      6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any securities or other instruments of, or share of interest in, any issuer, and in connection therewith or make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

      7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

      The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

      ARTICLE FOURTH - SHARES
      --------------   ------

      1. The beneficial interest in the Trust shall be divided into Shares, all with $.001 par value per share, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and designated in part 3 of this Article FOURTH, and to divide the shares of any Series into two or more Classes pursuant to part 2 of this Article FOURTH, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as established by the Trustees with respect to such Series or Classes, pursuant to the provisions of this Article FOURTH, and except as otherwise provided herein, all Shares of the different Series and Classes of a Series, if any, shall be identical.

            (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued Shares of a Series or Class in proportion to the relative net asset value of the Shares of such Series or Class, all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Trust.

            (b) The establishment and designation of any Series or any Class of any Series in addition to that established and designated in part 3 of this Article FOURTH shall be effective upon either (i) the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series, whether directly in such instrument or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Series or any Class of any Series including, without limitation, any registration statement of the Trust, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number or by an officer of the Trust pursuant to a vote of a majority of the Trustees abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this Declaration of Trust, and the Trustees may make any such amendment without shareholder approval.

            (c) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

      2. (a) Classes. The Trustees shall have the exclusive authority from time to time, without obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in this Article FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust. The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class), or that a Series shall have more than one established and designated Class, shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more additional Classes, of said Series without approval of the holders of the initial Class thereof, or previously established and designated Class or Classes thereof.

            (b) Class Differences. The relative rights and preferences of the Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

      The relative rights and preferences of each Class of Shares shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (i) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on each Class of Shares may differ from the dividends and distributions on any other such Class, and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

      3. Without limiting the authority of the Trustees set forth in parts 1 and 2 of this Article FOURTH to establish and designate any further Series or Classes of Series, the Trustees hereby establish one Series of Shares having the same name as the Trust, and said Shares shall be divided into four Classes, which shall be designated Class A, Class B, Class C and Class Y. In addition to the rights and preferences described in parts 1 and 2 of this Article FOURTH with respect to Series and Classes, the Series and Classes established hereby shall have the relative rights and preferences described in this part 3 of this Article FOURTH. The Shares of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

            (a) Assets Belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or any Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series (and any Classes thereof) for all purposes. No Shareholder or former Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

            (b) (1) Liabilities Belonging to Series. The liabilities, expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

                  (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

            (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, or in the case of a Class, belonging to such Series and being allocable to such Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with part 13 of Article SEVENTH. Notwithstanding anything in this Declaration of Trust to the contrary, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series or Class at the date and time of record established for the payment of such dividends or distributions.

            (d) Liquidation. In the event of the liquidation or dissolution of the Trust or any Series or Class thereof, the Shareholders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or, in the case of a Class, belonging to that Series and allocable to that Class, over the liabilities belonging to that Series or Class. Upon the liquidation or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article FOURTH the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Series or Class. The assets so distributable to the Shareholders of any particular Class and Series shall be distributed among such Shareholders in proportion to the relative net asset value of such Shares. The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected shareholders of a termination effected under this part 3(d) of this Article FOURTH.

            (e) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series, as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

            (f) Equality. Except as provided herein or in the instrument designating and establishing any Series or Class, all Shares of a particular Series or Class shall represent an equal proportionate interest in the assets belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, (subject to the liabilities belonging to that Series or that Class), and each Share of any particular Series or Class shall be equal to each other Share of that Series or Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article FOURTH that may exist with respect to Shares of the different Classes of a Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series provided that such division or combination does not change the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affect the rights of Shares of any other Class or Series.

            (g) Fractions. Any fractional Share of any Class or Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

            (h) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that (i) holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series of Shares, (ii) holders of shares of any Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

            (i) Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

            (j) Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest, hold or own, valued as provided in part 13, Article SEVENTH. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
      -------------   ----------------------------------------

      The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

            1. The Shareholders shall have the power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders, or removal of Trustees to the extent and as provided in Article SIXTH, (b) with respect to the amendment of this Declaration of Trust to the extent and as provided in part 12, Article NINTH, (c) with respect to transactions with respect to the Trust, a Series or Class as provided in part 4(a), Article NINTH, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust any Series, Class or the Shareholders, (e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable, and (f) with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the Shareholders.
      2. The Trust will not hold shareholder meetings unless required by the 1940 Act, the provisions of this Declaration of Trust, or any other applicable law. The Trustees may call a meeting of shareholders from time to time.

      3. As to each matter submitted to a vote of Shareholders, each Shareholder shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in such Shareholder's name on the books of the Trust irrespective of the Series thereof or the Class thereof and all Shares of all Series and Classes shall vote together as a single Class; provided, however, that (i) as to any matter with respect to which a separate vote of one or more Series or Classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Series or Class, such requirements as to a separate vote by such Series or Class thereof shall apply in lieu of all Shares of all Series and Classes thereof voting together as a single Class; and (ii) as to any matter which affects only the interests of one or more particular Series or Classes thereof, only the holders of Shares of the one or more affected Series or Classes thereof shall be entitled to vote, and each such Series or Class shall vote as a separate Class. All Shares of a Series shall have identical voting rights, and all Shares of a Class of a Series shall have identical voting rights. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a Shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

      4. Except as required by the 1940 Act or other applicable law, the presence in person or by proxy of one-third of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, provided, however, that if any action to be taken by the Shareholders of a Series or Class requires an affirmative vote of a majority, or more than a majority, of the Shares outstanding and entitled to vote, then with respect to voting on that particular issue the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote at such a meeting shall constitute a quorum for the transaction of business with respect to such issue. Any number less than a quorum shall be sufficient for adjournments. If at any meeting of the Shareholders there shall be less than a quorum present with respect to a particular issue to be voted on, such meeting may be adjourned, without further notice, with respect to such issue from time to time until a quorum shall be present with respect to such issue, but voting may take place with respect to issues for which a quorum is present. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned with respect to any one or more items of business for any lawful purpose, provided that no meeting shall be adjourned for more than six months beyond the originally scheduled date. Any adjourned session or sessions may be held, within a reasonable time after the date for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

      5. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

      6. No Shareholder shall, as such holder, have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

      7. All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

      8. Cumulative voting for the election of Trustees shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES
      -------------   ------------

      1. The persons who shall act as Trustees until their successors are duly chosen and qualify are the trustees executing this Declaration of Trust or any counterpart thereof. However, the By-Laws of the Trust may fix the number of Trustees at a number greater or lesser than the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill any vacancies on the Board which may occur for any reason including any vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2. A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative vote of the holders of two-thirds of the outstanding Shares, present in person or by proxy at any meeting of Shareholders called for such purpose; such a meeting shall be called by the Trustees when requested in writing to do so by the record holders of not less than ten per centum of the outstanding Shares. A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

      3. The Trustees shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at not less than $25,000 at current offering price (as defined in the then effective Prospectus and/or Statement of Additional Information relating to the Shares under the Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to take action pursuant to part 2 of this Article SIXTH and be accompanied by a form of communication to the Shareholders. The Trustees may, in their discretion, satisfy their obligation under this part 3 by either making available the Shareholder list to such Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders, to all other Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

      ARTICLE SEVENTH - POWERS OF TRUSTEES
      ---------------   ------------------

      The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

      1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

      2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series but the Trust shall continue in full force and effect pursuant to the terms of this Declaration of Trust.

      3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall have, as a holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereof.

      4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute, and to authorize the officers and agents of the Trust to make and execute, any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or by the By-Laws of the Trust, and in addition to the powers otherwise granted herein, the Trustees shall have power and authority:

            (a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust, including meetings of the Shareholders and Trustees, and other related matters, and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

            (b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; to appoint and designate from among the Trustees or other qualified persons such committees as the Trustees may determine and to terminate any such committee and remove any member of such committee;

            (c) to employ as custodian of any assets of the Trust one or more banks, trust companies, companies that are members of a national securities exchange, or any other entity qualified and eligible to act as a custodian under the 1940 Act, as modified by or interepreted by any applicable order or orders of the Commission or any rules or regulations adopted or intrepretive releases of the Commission thereunder, subject to any conditions set forth in this Declaration of Trust or in the By-Laws, and may authorize such depository or custodian to employ subcustodians or agents;

            (d) to retain one or more transfer agents and shareholder servicing agents, or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

            (e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both or otherwise;

            (f) to set record dates by resolution of the Trustees or in the manner provided for in the By-Laws of the Trust;

            (g) to delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian or underwriter, or other agent or independent contractor;

            (h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

            (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

            (j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the name of a custodian, subcustodian or a nominee or nominees or otherwise;

            (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

            (l) to join with other holders of any security or instrument in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

            (m)   to sue or be sued in the name of the Trust;

(n) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;
            (o) to make, by resolutions adopted by the Trustees or in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

            (p) to borrow money and to pledge, mortgage or hypothecate the assets of the Trust or any part thereof, to the extent and in the manner permitted by the 1940 Act;

            (q) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

            (r) to make loans of cash and/or securities or other assets of the Trust;

            (s) to change the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

            (t) to establish officers' and Trustees' fees or compensation and fees or compensation for committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine;

            (u) to invest all or any portion of the Trust's assets in any one or more registered investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or investment companies or by any other means approved by the Trustees;

            (v) to determine whether a minimum and/or maximum value should apply to accounts holding shares, to fix such values and establish the procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

            (w)   to  enter   into   joint   ventures,   general   or  limited
partnerships and any other combinations or associations;

            (x) to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

            (y) to purchase and pay for entirely out of Trust property such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

            (z) to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

            (aa) to adopt on behalf of the Trust or any Series with respect to any Class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1 Plan;

            (bb) to operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations;

            (cc) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article FOURTH and part 4, Article FIFTH, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued;

            (dd) in general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The foregoing clauses shall be construed both as objectives and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

      5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

      6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. This paragraph shall not limit the right of the Trustees to assert claims against any shareholder based upon the acts or omissions of such shareholder or for any other reason.

            (b) Whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

            (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees. Without limiting the generality of the foregoing, except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust.

            (d) The Trustees shall have the power, to the extent not inconsistent with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

      7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class of Trustee shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Trustees and thereafter for a period shorter than the interval between meetings of Trustees or for a period longer than five years, and the term of office of at least one class shall expire each year.

      8. The Shareholders shall, for any lawful purpose, have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

      9. Any officer elected or appointed by the Trustees or by the Shareholders or otherwise, may be removed at any time, with or without cause.

      10. The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them. Action may be taken by the Trustees without a meeting by unanimous written consent or by telephone or similar method of communication.

      11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust or such other agent of the Trust as the Trustees shall designate or otherwise authorize by standing policies adopted by the Trustees for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees.

      12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director, trustee, employee or stockholder, or otherwise may have an interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or association of which a Trustee, officer or employee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

            (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Trust against any liability to the trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (c) As used in this paragraph the following terms shall have the meanings set forth below:

                  (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee, partner, Director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                  (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

            (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

            (e) Except as set forth in paragraph (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, such indemnification by the Trust to be to the fullest extent now or hereafter permitted by any applicable law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled. The Board of Trustees may adopt by-law provisions to implement subparagraphs (c), (d) and (e) hereof.

(f) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnities to the extent permitted by applicable law or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.
      13. The Trustees are empowered, in their absolute discretion, to establish the bases or times, or both, for determining the net asset value per Share of any Class and Series in accordance with the 1940 Act and to authorize the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

      14. Payment of the net asset value per Share of any Class and Series properly surrendered to it for redemption shall be made by the Trust within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request, plus any period of time during which the right of the holders of the shares of such Class of that Series to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that Series and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.
      15. The Trust shall have the right, at any time, without prior notice to the Shareholder to redeem Shares of the Class and Series held by a Shareholder held in any account registered in the name of such Shareholder for its current net asset value, for any reason, including, but not limited to, (i) the determination that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the Shares for any loss either has sustained by reason of the failure of such Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such Shareholder was a Shareholder at the time of such purchase or subscription, (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him and subject to and upon such terms and conditions as the Trustees may from time to time prescribe, (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation, any affiliate of the investment adviser of the Trust or any Series thereof, or (v) if the aggregate net asset value of all Shares of such Shareholder (taken at cost or value, as determined by the Board) has been reduced below an amount established by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.




      ARTICLE EIGHTH - LICENSE
      --------------   -------

      The name "Oppenheimer" included in the name of the Trust and of any Series shall be used pursuant to a royalty-free, non-exclusive license from OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the Trust with OFI. Such license shall allow OFI to inspect and subject to the control of the Board of Trustees to control the nature and quality of services offered by the Trust under such name. The license may be terminated by OFI upon termination of such advisory, management or supervisory contracts or without cause upon 60 days' written notice, in which case neither the Trust nor any Series or Class shall have any further right to use the name "Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:
      -------------   -------------

      1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or the Shareholders' heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      2. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any other form of a legal relationship other than a trust, as contemplated in Massachusetts General Laws Chapter 182. No individual Trustee hereunder shall have any power to bind the Trust unless so authorized by the Trustees, or to personally bind the Trust's officers or any Shareholder. All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor; notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Trust or the Trustees. There is hereby expressly disclaimed Shareholder and Trustee liability for the acts and obligations of the Trust. Nothing in this Declaration of Trust shall protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

      3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of part 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of part 2 of this Article NINTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a party who has been appointed by the Trustees or with whom the Trust has entered into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

(a) Subject to applicable Federal and State law, and except as otherwise provided in part 5 of this Article NINTH, the Trustees, with the Majority Vote of Shareholders of an affected Series or Class, may sell and convey all or substantially all the assets of that Series or Class (which sale may be subject to the retention of assets for the payment of liabilities and expenses and may be in the form of a statutory merger to the extent permitted by applicable law) to another issuer or to another Series or Class of the Trust for a consideration which may be or include securities of such issuer or may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, upon such terms and conditions and for such consideration when and as authorized by such vote. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds among the holders of the outstanding Shares of the Series or Class, the assets of which have been so transferred, in proportion to the relative net asset value of such Shares.

            (b) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable, the Series the assets of which have been so transferred shall terminate, and if all the assets of the Trust have been so transferred, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

      5. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organization, under the laws of any jurisdiction, to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article NINTH, the Trust or any Series or Class thereof sells, conveys, or transfers all or a substantial portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfer or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other approved by the Trustees.

      6. The original or a copy of this instrument and of each restated declaration of trust or instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental or restated declaration of trust shall be filed with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental or restated declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such supplemental or restated declaration of trust, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such supplemental or restated declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

      7. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

      8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

      9. Whenever any action is taken under this Declaration of Trust including action which is required or permitted by the 1940 Act or any other applicable law, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus and/or statement of additional information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

      11. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

            12.The Trustee may, without the vote or consent of the
               Shareholders, amend or otherwise supplement this Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, provided, however, that none of the following amendments shall be effective unless also approved by a Majority Vote of Shareholders: (i) any amendment to parts 1, 3 and 4, Article FIFTH; (ii) any amendment to this part 12, Article NINTH;
               (iii) any amendment to part 1, Article NINTH; and (iv) any amendment to part 4(a), Article NINTH that would change the voting rights of Shareholders contained therein. Any amendment required to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of any Series or Class shall, with respect to the Series or Class so affected, be authorized by vote of the Shareholders of that Series or Class and no vote of Shareholders of a Series or Class not affected by the amendment with respect to that Series or Class shall be required. Notwithstanding anything else herein, any amendment to Article NINTH, part 1 shall not limit the rights to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.
                13. The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.
                       [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of _________, 2000.



Dr. Phillip Griffiths                    Kenneth A. Randall
97 Olden Lane                            6 Whittaker's Mill
Princeton, NJ  08540                     Williamsburg, VA  23185



Robert G. Galli                          Edward V. Regan
19750 Beach Road                         67 Park Avenue
Apt. 401                                 Apt. D
Jupiter Island, FL  33469                New York, NY  10016



Leon Levy                                Russell S. Reynolds, Jr.
One Sutton Place South                   98 Field Point Circle
Apt. 3A                                  Greenwich, CT  06830
New York, NY  10022



Dr. Benjamin Lipstein                    Donald W. Spiro
591 Breezy Hill Road                     Two World Trade Center
Hillsdale, NY  12529                     34th Floor
                                         New York, NY  10048



Bridget Macaskill                        Ambassador Clayton K. Yeutter
160 East 81st Street                     10475 East Laurel Lane
New York, NY  10028                      Scottsdale, AZ  85259




Elizabeth B. Moynihan
801 Pennsylvania Avenue, N.W.
Apt. 1115
Washington, DC  20004





orgzn\500_dot

                              AMENDED AND RESTRATED

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                      With

                       OppenheimerFunds Distributor, Inc.

                              For Class B Shares of

                           Oppenheimer Discovery Fund



This Amended and Restated Distribution and Service Plan and Agreement (the "Plan") is dated as of the ___ day of ________, 2000, by and between Oppenheimer Discovery Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), designed to comply with the provisions of Rule 12b-1, as it may be amended from time to time (the "Rule"), under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to this Plan the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Fund's Registration Statement, (ii) the 1940 Act, (iii) the Rule,
(iv) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (v) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

       (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

                                       75
(d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned beneficially or of

record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.


3.    Payments  for  Distribution   Assistance  and  Administrative  Support
Services.

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution assistance services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions,
(2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

             (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding until such Shares are repurchased or converted to another class of shares of the Fund, provided, however, that a majority of the Independent Trustees may, but are not obligated to, set a time period (the "Fund Maximum Holding Period") from time to time for such payments. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

            The distribution assistance to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

      (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In consideration of the administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, the Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

            The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share repurchase transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge) Payments. In its sole discretion and irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor may make distribution assistance fee payments to a Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers until such Shares are repurchased or converted to another class of shares of the Fund, provided, however, that a majority of the Independent Trustees may, but are not obligated to, set a time period (the "Recipient Maximum Holding Period") for making such payments. Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

            The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      (c) A majority of the Independent Trustees may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to set, eliminate or modify the Fund Maximum Holding Period, any Minimum Holding Period, the Recipient Maximum Holding Period and/or any Minimum Qualified Holdings and/or to split requirements so that different time periods apply to shares that are afforded different shareholder privileges and features. The Distributor shall notify all Recipients of any Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus, Statement of Additional Information or supplement to either shall constitute sufficient notice.

      (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits that apply to such fees and charges under the NASD Conduct Rules relating to sales of shares of open-end funds.

      (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

      (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion, a majority of the Fund's Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, where upon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding Class B voting shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan, which replaces the Fund's prior Distribution and Service Plan and Agreement for Class B Shares, has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on ________,2000 for the purpose of voting on this Plan, and has been approved by the holders of the Fund's outstanding Class B shares in the manner described above at a meeting held __________, 2000. Unless terminated as hereinafter provided, it shall continue in effect until renewed by the Board in accordance with the Rule and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders at a meeting called for that purpose, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

       This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
      -----------------------------------------------------
understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.





                                    Oppenheimer Discovery Fund


                                    By:____________________________________
                                    Andrew J. Donohue, Secretary



                                    OppenheimerFunds Distributor, Inc.



                                    By: ____________________________________
                                    Katherine  P.  Feld,   Vice   President  &
                              Secretary












N-1A/OrgDoc/500_12b1ClassB2000